UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2016

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Millennium Drive Allen, TX	75013
(Address of principal executive offices)	(zip code)

(972) 881-2900

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Compensation

On March 31, 2016, pursuant to the Company’s 2005 Employee Stock and Incentive Plan, as amended and restated (the “Plan”), the Company issued Performance Shares and Performance-Based Cash Awards or Performance-Based Restricted Stock Units (as such terms are defined in the Plan) (the “2016 Awards”) to the Company’s named executive officers. The determination of the amount of the 2016 Awards which each such individual may receive is subject to, and calculated by reference to, the achievement by the Company of a performance goal measured by the Company’s adjusted EBITDA for the 2016 fiscal year and/or the achievement by each such individual of one or more individual performance goals. The specific amount of the 2016 Awards will be calculated and determined in 2017 upon completion of the Company’s 2016 annual financial statements. Any Performance Shares to be issued under the 2016 Awards are subject to four year vesting based upon continued employment and, for a portion of the Performance Shares, the comparative performance (on an annual and cumulative basis) of the Company’s common stock on NASDAQ compared to the Russell Micro Cap Index.

A copy of the form of 2016 Awards is filed herewith and the foregoing summary of the terms thereof is not complete and is qualified in its entirety by reference thereto, which are incorporated herein by reference.

The foregoing Awards were issued pursuant to the Plan. A copy of the Plan is included in the Company’s Proxy Statement dated April 30, 2012 as filed with the Securities and Exchange Commission on April 30, 2012.

The amount of the 2016 Awards to which the Company’s named executive officers will be entitled, if any, will be disclosed in the Company’s Proxy Statement for its 2017 Annual Meeting or when Item 402 of Regulation S-K otherwise requires such disclosure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Company Performance-Based Restricted Stock Unit Award Agreement.

10.2	Form of Individual Performance-Based Restricted Stock Unit Award Agreement.

10.3	Form of Company Performance-Based Cash Award Agreement.

10.4	Form of Individual Performance-Based Cash Award Agreement.

10.5	Form of Executive Performance Share Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2016

PFSweb, Inc.

By:	/s/ Thomas J. Madden
Name:	Thomas J. Madden
Title:	Executive Vice President and Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Company Performance-Based Restricted Stock Unit Award Agreement.

10.2	Form of Individual Performance-Based Restricted Stock Unit Award Agreement.

10.3	Form of Company Performance-Based Cash Award Agreement.

10.4	Form of Individual Performance-Based Cash Award Agreement.

10.5	Form of Executive Performance Share Award Agreement.